Exhibit 99

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of West Coast Bancorp (the “Company”) on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Robert D. Sznewajs	/s/ Anders Giltvedt

Chief Executive Officer and President May 13, 2003	Executive Vice President and Chief Financial Officer May 13, 2003

     A signed original of this written statement required by Section 906 has been provided to West Coast Bancorp and will be retained by West Coast Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.